PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

PGIM Balanced Fund

(the "Fund")

Supplement dated September 14, 2022

to the Fund's Currently Effective Summary Prospectus, Prospectus and Statement of Additional

Information

You should read this Supplement in conjunction with the Fund's Summary Prospectus, Prospectus and

Statement of Additional Information, as applicable, and retain it for future reference.

Effective September 14, 2022, Mr. Marco Aiolfi will be added to the Fund's portfolio management team.

To reflect this change, the Fund's Summary Prospectus, Prospectus and Statement of Additional Information (SAI) are hereby revised as follows:

1.The table in the section of the Fund's Summary Prospectus and Prospectus entitled "Management of the Fund" is hereby revised by adding the information set forth below with respect to Mr. Aiolfi:

Investment	Subadviser	Portfolio	Title	Service Date
Managers		Managers

PGIM Investments	PGIM Quantitative	Marco Aiolfi	Managing Director,	September 2022
LLC	Solutions LLC		Portfolio Manager

2.The section of each Fund's Prospectus entitled "How the Fund is Managed – Portfolio Managers", is hereby revised by adding the following professional biography for Mr. Aiolfi:

Marco Aiolfi, PhD, is a Managing Director and Co-Head of PGIM Quantitative Solutions' Multi-Asset team. In this capacity, he spearheads the group's strategic initiatives and is responsible for portfolio management and product development of the multi-asset platform. Prior to his current role, Marco was the Head of Systematic Multi-Asset Strategies, overseeing research, development and portfolio management of systematic total and absolute return investment solutions. Before joining PGIM Quantitative Solutions, Marco was a Lead Portfolio Manager and Researcher for GTAA and volatility strategies for the Quantitative Investment Strategies team at Goldman Sachs Asset Management, and a Principal at Platinum Grove Asset Management. Previously, Marco was a research scholar at the University of California, San Diego, and a visiting scholar at the International Monetary Fund. Marco's articles have appeared in several journals including the Journal of Econometrics, Journal of Financial Econometrics, Journal of Development Economics, Journal of Forecasting, Journal of Investment Management and the Journal of Portfolio Management. He earned a BA in economics and a PhD in economics from Bocconi University in Italy.

3.The table in the section of the Fund's SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Information About Other Accounts Managed" is hereby revised by adding the following information pertaining to Mr. Aiolfi:

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Subadviser	Portfolio	Registered Investment	Other Pooled	Other Accounts/
	Managers	Companies/Total	Investment Vehicles/	Total Assets
		Assets	Total Assets
PGIM		36/$59,183,512,835	7/$2,324,542,361	11/$778,933,888

Quantitative	Marco Aiolfi*
Solutions LLC

*Information is as of 7/31/2022.

4.The table in the section of the Fund's SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Personal Investments and Financial Interests" is hereby revised by adding the following information pertaining to Mr. Aiolfi:

Personal Investments and Financial Interests of the Portfolio Managers

Subadviser	Portfolio Managers	Investments and Other Financial
Interests
in the Fund and Similar Strategies*
PGIM Quantitative Solutions LLC	Marco Aiolfi	$50,001 - $100,000**

*"Investments and Other Financial Interests in the Fund and Similar Strategies" include the Fund and all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund. "Other Investment Accounts" in similar strategies include other Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts. "Investments" include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a 401(k) plan and/or deferred compensation plan. "Other Financial Interests" include interests in the Fund and in investment accounts in similar strategies resulting from awards under an investment professional's long-term compensation plan, where such awards track the performance of certain strategies and are subject to increase or decrease based on the annual performance of such strategies.

The dollar range for Marco Aiolfi's investment in the Fund as of 7/31/2022 is as follows: None. ** Information is as of 7/31/2022.

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